Exhibit 10.17





                                  Lease Between




                             CITY CENTRE PLAZA, LLC



                                       and



                            TWO RIVER COMMUNITY BANK

                                       for

                                 512 square feet

                                100 Water Street

                               Red Bank, NJ 07701

                                 April 18, 2002

                              INDEX TO RETAIL LEASE
                              ---------------------

I.    TERM, RENT AND USE

II.   REPAIRS/MAINTENANCE OF THE DEMISED PREMISES

III.  OPERATING COSTS, IMPOSITIONS & ADDITIONAL RENT

IV.   COMPLIANCE WITH LAWS, GOVERNMENTAL REGULATIONS

V.    LIENS AND ENCUMBRANCES

VI.   INSURANCE

VII.  DAMAGE OR DESTRUCTION

VIII. CONDEMNATION

IX.   CHANGES, ALTERATIONS AND SIGNS

X.    DEFAULT

XI.   EXPIRATION OF TERM; HAZARDOUS MATERIALS; ENVIRONMENTAL LAWS

XII.  ESTOPPEL CERTIFICATES

XIII. NO WAIVER; ENTIRE AGREEMENT

XIV.  NOTICES

XV.   INSPECTION OF PREMISES BY LANDLORD

XVI.  MISCELLANEOUS

XVII. ASSIGNMENT, SUBLETTING, MORTGAGING

XVIII.SUBORDINATION AND ATTORNMENT

XIX.  QUIET ENJOYMENT

XX.   REAL ESTATE BROKER

XX    SECURITY DEPOSIT

XXII. HOLDOVER TENANCY

XXIII.MANNER OF USE

XXIV. SNOW AND ICE ON SIDEWALKS

XXV.  MAINTENANCE AND TRASH

XXVI. SIDEWALK SALES

XXVII.SEASONAL MUSIC

XXVIII.RENEWAL OPTION

      RULES AND REGULATIONS

      SCHEDULE A -- DEMISED PREMISES

      SCHEDULE B -- LAND

      SCHEDULE C -- ADDITIONAL RESTRICTIONS ON TENANT'S USE

      SCHEDULE D -- LANDLORD'S WORK

Lease, made this 18TH day of April, 2002, by and between CITY CENTRE PLAZA, LLC, having its principal place of business at Suite 201, Two Hartford Drive, Tinton Falls, New Jersey 07701, P.O. Box 757, Red Bank, New Jersey 07701, hereinafter referred to as "Landlord" and TWO RIVER COMMUNITY BANK having its principal place of business at 1250 Highway 35 South, Middletown, New Jersey 07748 hereinafter referred to as "Tenant".

                                   WITNESSETH:

Landlord does hereby let unto Tenant, and Tenant does hereby hire from Landlord:

(a) approximately 512 square feet of space located at, 100 Water Street, Red Bank, New Jersey, comprised of: (i) retail floor space as shown on the floor plan annexed hereto as Schedule A ("Demised Premises") and (ii) Tenant's undivided, proportionate share of public entrances, public stairways, public parking facilities, and other public areas of the land and building ("Common Areas"), for use in common with other persons. The Demised Premises is located in a building ("Building") located on a parcel of land in the Borough of Red Bank, County of Monmouth, and State of New Jersey (the "Land"), more particularly described in Schedule "B" attached hereto and made a part hereof. Tenant shall have the right to use the parking lot in common with other Tenants. Landlord shall have no responsibility to police or supervise the parking lot. The parking lot and front side walk thereon depicted shall remain free of all structures and obstructions, including temporary and mobile kiosks except for temporary mobile kiosks that do not materially affect tenant's access, visibility or parking.

(b) This Lease is subject to all present liens, encumbrances, conditions, rights, easements, restrictions, rights of way, covenants, other matters of record, and zoning and building laws, ordinances, regulations and codes affecting or governing the Demised Premises or which may hereafter affect the Demised Premises, and such matters as may be disclosed by inspection or survey, provided the same do not prevent the use and enjoyment of all of the Demised Premises by Tenant for the purpose hereinafter stated, and the Rules and Regulations annexed hereto or hereafter promulgated and modified by Landlord.

                                    ARTICLE I

                               TERM. RENT AND USE
                               ------------------

SECTION 1.01 This Lease shall be for a term of five (5) lease years ("Initial
------------
Term"). The Initial Term of this Lease and Tenant's obligation to pay rent and occupy the Demised Premises in accordance with the terms hereof, shall commence on the Commencement Date hereinafter defined. A lease year shall be each consecutive period of twelve (12) full calendar months during the term hereof ("Lease Year"), except that if the Commencement Date shall be other than the first day of the month, the first Lease Year shall commence on the first of the month next following the month in which the Commencement Date falls.

SECTION 1.02 Tenant shall pay to Landlord, without notice or demand and without
------------
abatement, reduction or set-off for any reason whatsoever the rent at the office of Landlord or such other place as Landlord may designate in writing, in the total amount of ONE HUNDRED NINE THOUSAND DOLLARS AND ZERO CENTS ($109,000.00) as follows:

YEAR ONE THROUGH YEAR TWO - TWENTY THOUSAND DOLLARS AND ZERO CENTS PER ANNUM
-------------------------
($20,000.00/ANNUM) OR ONE THOUSAND SIX HUNDRED SIXTY-SEVEN DOLLARS AND ZERO CENTS PER MONTH ($1,667.00/MONTH).

YEAR THREE THROUGH YEAR FIVE - TWENTY-THREE THOUSAND DOLLARS AND ZERO CENTS PER
----------------------------
ANNUM ($23,000.00/ANNUM) OR ONE THOUSAND NINE HUNDRED SEVENTEEN DOLLARS AND ZERO CENTS PER MONTH ($1,917.00).

together with additional rent payable hereunder. Rent shall be payable in equal monthly installments in advance on the first day of each calendar month, without abatement or set-off except as otherwise provided in this Lease. If any payment is not received within ten (10) days of the date when due, Tenant shall pay a late charge of six (6%) percent of the monthly installment of rent. If the Commencement Date is other than the first day of the month then Tenant shall pay rent on the Commencement Date for the fractional portion of the month on a per diem basis from the Commencement Date until the first day of the next succeeding month.

Landlord and Tenant agree that should there be substantial damage to the interior of the 100 Water Street location, the Two River Community Bank will have three (3) months free rent for the first lease year only. Landlord will make best efforts to assure that the interior space is left in an "as is" condition.

SECTION 1.03 The Commencement Date shall be on or about August 1, 2002 or thirty
------------
(30) days from the time Commerce Bank vacates the 100 Water Street, Red Bank location.

SECTION 1.04 The Demised Premises may be used and occupied as a bank in
------------
accordance with zoning, planning and development laws and regulations. Tenant will not occupy or use, or permit any portion of the Demised Premises to be occupied or used for any business or purpose which is unlawful in part of in whole or deemed by Landlord to be disreputable in any manner, or extra hazardous, or permit anything to be done which will in any way increase the rate of insurance on the Building and/or its contents, and in the event that, by reason of acts of Tenant, there shall be any increase in rate of the insurance on the Building or its content created by Tenant's acts or conduct of business, then Tenant hereby agrees to pay such increase.

                                   ARTICLE II

                 REPAIRS AND MAINTENANCE OF THE DEMISED PREMISES
                 -----------------------------------------------

SECTION 2.01 Throughout the term of this Lease, except as otherwise provided
------------
herein, Landlord will be responsible for roof and structural repairs and repair and care of common areas of the building and land. Tenant shall be responsible for care of the Demised Premises, including without limitation, interior painting, repair, maintenance and replacement to the plumbing, electrical, mechanical and heating, ventilating and air-conditioning units or system, windows and doors, and will keep the same in good order and condition, and make all necessary repairs to the, interior, ordinary and extraordinary, and unforeseen and foreseen. When used in this Article II the term "repairs" shall include all necessary replacement, renewals, alterations, additions and betterments. It is provided, however, in the event of damage due to, or repairs required by, the carelessness, negligence or improper conduct of Tenant, all repairs shall be completed by Tenant, at Tenant's sole cost and expense as soon as practical and in a good and workmanlike manner. Tenant shall use and shall dispose of all trash in the trash dumpster provided by the Landlord. Landlord shall have the dumpster emptied by a private carter where the premises is located and in accordance with all State and local laws, regulations and ordinances, including but not limited to those relating to recycling and without interference with other tenants, at Tenant's sole cost and expense. The dumpster shall be installed on the dumpster pad provided by Landlord. Tenant shall keep the dumpster closed and Landlord shall clean the dumpster area. It is agreed that the Tenant's janitorial service may remove all trash from the premises as opposed to the Tenant using a dumpster.

SECTION 2.02 Tenant, at its expense, will keep the interior of the Demised
------------
Premises clean and orderly and, if necessary, hire janitorial help to this end; The Tenant will not obstruct the hallways or other Common Areas and will not place refuse outside the Demised Premises except in areas designated by the Landlord for same. Tenant will obey all municipal and State laws dealing with recycling and the separation of trash.

SECTION 2.03 Tenant shall pay the cost of electricity/gas which shall be
------------
separately metered to the Demised Premises, including cost of running the air conditioning/heating system. No electric current or gas lines shall be used except that which is approved by the Landlord, nor shall electric or other wire be brought to, or additional outlets or electrical fixtures installed within, the Demised Premises except upon the written consent and approval of the Landlord. Tenant will not overload any of the circuits within the Demised Premises and shall have no right to use any electric current outside the Demised Premises.

SECTION 2.04 Landlord shall not be liable in any way to Tenant for any loss,
------------
damage or expense which Tenant may sustain or incur as a result of any failure, defect or change in the quantity or character of the electricity furnished to the Demised Premises, or if such electricity is no longer available for Tenant's requirements, or due to any cessation, diminution or interruption of the supply thereof.

SECTION 2.05 Tenant shall be responsible for the cost of replacement by Tenant
------------
of all standard lamps and bulbs, and all ballasts are to be provided by Tenant used by Tenant in the Demised Premises.

SECTION 2.06 Tenant shall make no alterations to the existing electrical
------------
equipment or connect any fixtures, appliances or equipment in addition to the equipment herein above permitted without the prior written consent of Landlord in each instance.

SECTION 2.07 Tenant shall be responsible for the cost of water and sewer which
------------
is separately metered to the Tenant's space.

                                   ARTICLE III

                OPERATING COSTS. IMPOSITIONS AND ADDITIONAL RENT
                ------------------------------------------------

SECTION 3.01 The rent owed by Tenant in accordance with section 1.02 hereof
------------
shall be absolutely net to Landlord and shall be increased by Tenant's proportionate share of the Operating Costs and increases in Operating costs, as hereinafter defined.

SECTION 3.02 Tenant's Proportionate Share shall be 2 percent (512 square feet
------------
leased to Tenant divided by 21,750 total Building square feet).

SECTION 3.03 Tenant shall pay Tenant's Proportionate Share of the Operating
------------
Costs and increase in Operating Costs, as hereinafter defined. Payment shall be made monthly and shall be paid as additional rent. Landlord may bill Tenant for Tenant's Proportionate Share of Operating Costs based on Landlord's estimate of the Operating Costs, provided Landlord shall at least once a year submit a statement to Tenant for the actual Operating Costs for the period commencing with the last statement of Tenant's Operating Costs. If Tenant's payments for Tenant's Proportionate Share of Operating Costs have been less than the actual Operating Costs the difference shall be due and payable upon delivery of the statement of actual Operating Costs. If Tenant's payments for estimated Operating Costs have been greater than the actual Operating Costs, Tenant shall be entitled to a credit to be applied against current and future payments for Operating Costs, unless the Lease shall have been terminated, in which case the amount of the credit will be paid to Tenant. Landlord shall maintain complete and accurate books and records regarding Operating Costs and Tenant shall be permitted to inspect such records at any reasonable time.

SECTION 3.04 Operating Costs shall include, but shall not be limited to, all
------------
expenses paid or incurred by or on behalf of Landlord in connection with: (a) interior and exterior repairs, maintenance, replacements, painting and redecorating; (b) landscaping (if any) and snow removal; (c) window cleaning;
(d) insurance; (e) elevator and wheel chair lift repair and maintenance; (f) heating, ventilating and air conditioning repair and maintenance; (g) paved area entrance gate, and paved area, parking lot, curb and sidewalk repairs and maintenance; (h) water, sewer, gas, electricity and other utilities and fuel oil (subject to the provisions of Section 2.03; (i) rubbish removal; (j) waxing and janitorial and cleaning services; (k) supplies and sundries; (l) sales or use taxes on supplies or services; (m) cost of wages and salaries of all persons engaged in the operation, maintenance and repair of the Demised Premises and so-called fringe benefits, including social security taxes; (n) electronic security system repair and maintenance; (o) the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, maintaining or repairing of the Demised Premises; (p) replacement of items, the cost of which must be capitalized (as distinguished from expenses) in accordance with generally accepted accounting principles, but only to the extent that such cost exceeds the initial cost of furnishing and installing such items; (g) service contracts including, but not limited to contracts for HVAC service, carting, security and watchman services; (r) intentionally omitted; (s) bookkeeping and accounting costs and costs of forms and ledgers; (t) impositions, as hereinafter defined; and (u) all other expenses (including maintenance, repairs and replacements limited as in item (p) (above), whether or not herein mentioned, generally incurred with respect to operation of a strip shopping center and considered to be Operating Costs, and incurred in relation to Landlord's obligations under the Lease computed in accordance with generally accepted management and accounting practices. The terms "repairs" and "maintenance" shall include replacement where necessary or appropriate, subject to the limitations set forth above.

SECTION 3.05 Impositions shall mean all real estate property taxes, assessments,
------------
and other governmental charges, which shall, during the term hereof, be laid, assessed, levied, or imposed upon and become due and payable or a lien upon the Land and Building or any portion thereof, or the sidewalks or streets in front of or adjoining the Land and Building.

                                   ARTICLE IV

                COMPLIANCE WITH LAWS AND GOVERNMENTAL REGULATIONS
                -------------------------------------------------

SECTION 4.01 Tenant shall throughout the term of this Lease, without cost to
------------
Landlord, promptly comply with all laws and ordinances, and the orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, foreseen or unforeseen, ordinary as well as extraordinary ("Legal Requirements"). It shall be the responsibility of the Tenant of the Demised Premises to replace, as necessary, all lamps and bulbs for the fire exits and emergency lights. Tenant shall be responsible for the purchase and installation of a fire extinguisher(s) for the Demised Premises. Tenant will have an annual inspection of all fire extinguishers and pay the annual fire inspection fee as required by the Borough.

SECTION 4.02 Tenant shall have the right, after prior written notice to
------------
Landlord, to contest the validity of any Legal Requirements by appropriate legal proceedings, provided Landlord shall not be subject to any criminal or civil liability during the contest thereof. Tenant shall indemnify and hold harmless Landlord from all loss, claims and expenses, including reasonable attorney fees, as a result of Tenant's failure to comply with Legal Requirements or contest thereof.

                                    ARTICLE V

                             LIENS AND ENCUMBRANCES
                             ----------------------

SECTION 5.01 Tenant shall not create, permit or suffer any mechanic's or other
------------
lien or encumbrance on or affecting the Demised Premises or the fee estate or reversion of Landlord therein. If any such lien or encumbrance shall at any time be filed or imposed against the Demised Premises or such fee estate or reversion, Tenant, within forty-five (45) days after notice of the filing or imposition thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or as otherwise permitted by law. If Tenant shall fail to cause such lien or encumbrance to be discharged within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge thereof by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien or encumbrance by the lienor and to pay the amount of the judgment for an in favor of the lienor with interest, costs and allowances. All amounts so paid by Landlord and all of its costs and expenses in connection therewith (including court costs and reasonable attorneys' fees), together with interest at the highest legal rate then in effect shall be deemed to be additional rent under this Lease and shall be paid by Tenant to Landlord promptly upon demand by Landlord.

SECTION 5.02 Landlord will not be liable for any labor, services or materials
------------
other than Landlord's Work and pursuant to Section 2.01 hereof, furnished or to be furnished to Tenant or to any subtenant in connection with any work performed on or at the Demised Premises; no mechanic's or other lien or encumbrance for any such labor, services or materials shall attach to or affect the fee estate or reversion of Landlord in and to the Demised Premises.

                                   ARTICLE VI

                                    INSURANCE
                                    ---------

SECTION 6.01 The Tenant, at Tenant's own cost and expense, shall obtain or
------------
provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims or liability arising out of, occasioned by or resulting from any accident or otherwise in or about the Demised Premises, for injuries to any person or persons, for not less than $2,000,000 for injuries to one person and $5,000,000 for injuries to more than one person or persons, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $1,000,000. The policy or policies of insurance shall be issued by a company or companies authorized to do business in this State of New Jersey and which are rated "A-VII" or equivalent in Best's Key Rating Guide, or any successor thereto (or, if there is none, a rating organization having a national reputation) and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefore, not less than thirty (30) days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least thirty (30) days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefore. Tenant agrees to and shall indemnify and hold harmless Landlord from any and all claims, losses, costs, expenses and liability, including liability for attorney fees, in connection with, or resulting from, any accident, injury or damage whatsoever caused to any person or property and arising, directly or indirectly, in whole or in part, out of the business conducted in or the use of the Demised Premises and Common Areas, or occurring in, on or about the Building or Land or any part thereof, and arising, directly or indirectly, in whole or in part, from any act or omission, other than due to the negligence or willful misconduct of the Landlord.

SECTION 6.02 Landlord shall keep the Building (excluding Tenant's personal
------------
property, inventory, equipment and trade fixtures) insured during the term of this Lease, against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "Extended Coverage", so called, and against such other risks, and by such insurers, in such amounts and under such forms of policies (including standard mortgagee clause unless otherwise required) as to prevent Landlord from becoming a co-insurer and naming Tenant as an additional insured, as its interests may appear. All such policies shall contain an insurer's waiver of subrogation. Tenant may maintain insurance against damage by fire or other risk embraced by extended coverage with respect to Tenant's leasehold interest, personal property, inventory, trade fixtures and equipment, provided, however, all such policies shall contain an insurer's waiver of subrogation against Landlord in connection with any loss or damage covered by the insurance policy or policies; provided, further, that in the event of any damage or loss to Tenant's personal property, inventory, trade fixtures or equipment not covered by insurance, Landlord shall have no liability.

SECTION 6.03 Upon the execution of this Lease, and thereafter not less than
------------
thirty (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article, there shall be delivered to Landlord and Tenant certificates evidencing such insurance.

                                   ARTICLE VII

                              DAMAGE OR DESTRUCTION
                              ---------------------

SECTION 7.01 In the event that the Demised Premises or any part thereof are
------------
damaged or destroyed by fire or any other casualty, Tenant shall promptly give written notice thereof to Landlord. If the Building is totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, Landlord shall have the option to terminate this Lease or rebuild, which option shall be exercised by written notice to Tenant within forty-five
(45) days of the date of destruction; provided, Tenant shall have the option to terminate this Lease if the Demised Premises are not restored within six (6) months of the date of destruction. If this Lease is terminated then the rent shall be paid up to the time of such destruction and then and from thenceforth this Lease shall come to an end. If Landlord opts to rebuild then no rent shall be payable hereunder from the date of destruction until the Demised Premises is restored (which shall be the earlier of the date Tenant re-enters into occupancy or the date of a certificate of occupancy is issued). If the Demised Premises shall be partially damaged by fire, the elements or other casualty, Landlord shall repair the same as speedily as practicable, provided the proceeds of insurance are an amount equal to or greater than the cost of such repair (unless Landlord chooses to complete the repairs notwithstanding the insufficiency of insurance proceeds). In the event of partial damage or destruction, Tenant's rent payment shall be pro-rated based on the portion of the Demised Premises suitable for occupancy, until such time as the Demised Premises are restored, when the Tenant shall pay rent as elsewhere provided in this Lease.

SECTION 7.02 In no event shall the provisions of Section 7.01 become effective
------------
or be applicable if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of Tenant or Tenant's agents, employees, guests, licensees, invitees, assignees or successors. In such case, Tenant's liability for the payment of rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and Tenant shall be liable to Landlord for the damage and loss suffered by Landlord.

                                  ARTICLE VIII

                                  CONDEMNATION
                                  ------------

SECTION 8.01 Except in the case of a taking of all or substantially all of the
------------
Building or Land, as provided for in Section 8.02 hereof, this Lease shall not terminate but shall remain in full force and effect with respect to the portion of the Demised Premises not so taken, and Landlord shall repair, restore, replace and rebuild the Demised Premises as nearly as practicable to its condition and character immediately prior to such taking, provided the amount of any condemnation awards made available to Landlord is sufficient for this purpose. Landlord shall have no liability to expend funds in excess of the amount of the condemnation award made available to Landlord. Such restoration shall be commenced promptly and prosecuted with reasonable diligence, unavoidable delays excepted.

SECTION 8.02 In the event of a taking of all or substantially all of the
------------
Building or Land, this Lease shall terminate and expire on the date of such taking, and the rent, additional rent and other charges payable under this Lease shall be apportioned and paid to the date of such taking.

For the purposes of this Article VIII, "substantially all of the Building or Land" shall be deemed to have been taken if either 15% or more in the area of the Demised Premises are taken, or if Landlord shall reasonably determine that the portion of the Building or Land not taken cannot be so restored or repaired as to be suitable for the conduct of Tenant's business.

SECTION 8.03 Except in the case of the taking of all or substantially all of the
------------
Building or Land, as provided for in Section 8.02 hereof, no taking of the Building or Land or any part thereof shall permit Tenant to surrender this Lease.

SECTION 8.04 In any condemnation proceeding, Landlord shall be entitled to
------------
collect from the condemning authority the entire amount of the award made for the taking of all or any portion of the Building or Land, and Tenant agrees to execute any and all further documents that may be required in order to facilitate the collection by Landlord of any and all such awards. Tenant shall have no claim whatsoever for the value of any unexpired term of this Lease but nothing contained herein shall prohibit Tenant from seeking a separate award for damage or loss to its trade fixtures, equipment or other personal property, relocation or moving expenses or damage for interruption of its business, so long as such award would not be deducted from or operate to reduce the amount of the award to which Landlord is entitled hereunder.

                                   ARTICLE IX

                         CHANGES. ALTERATIONS AND SIGNS
                         ------------------------------

SECTION 9.01 Tenant will not remove or demolish any part of the Demised Premises
------------
or alter the same without the prior written consent of the Landlord. Tenant shall not erect or place any sign or signs upon the Demised Premises, Building or Land without the prior written consent of Landlord. Tenant will have a sign made in conformity with the Legal Requirements, with Tenant furnishing and installing the sign at Tenant's sole cost and expense. Tenant shall be responsible for removing sign at the termination of the Lease.

                                    ARTICLE X

                                     DEFAULT
                                     -------

SECTION 10.01 The following shall constitute, in case of one or more, an event
-------------
of default ("Event of Default") under this Lease:

(a) Failure to pay rent or additional rent after the same shall become due and payable in accordance with the terms, covenants and agreements of this Lease.

(b) Failure to observe or perform or cause to be observed or performed any other term, covenant or agreement of Tenant to be observed or performed under this Lease, and continuation of such failure for a period of thirty
      (30) days after written notice from Landlord to Tenant specifying the nature thereof; provided, however, in the event of such failure is curable but cannot with reasonable diligence be remedied by Tenant within a period of thirty (30) days, if Tenant shall diligently commence curing such failure within such thirty day period, and thereafter and so long as Tenant with reasonable diligence and in good faith shall proceed to cure the same, such failure shall not constitute an Event of Default.

(c)   Abandonment of the Demised Premises by Tenant.

(d) If at the date fixed as the commencement of the term of this Lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof Tenant fails to secure a dismissal thereof, or if Tenant makes an assignment for the benefit of creditors or petition for or enter into an arrangement, this Lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this Lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the Premises Demised but shall forthwith quit and surrender the premises, and Landlord, in addition to other rights and remedies Landlord has by virtue of any other provision herein or elsewhere contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant.

SECTION 10.02 In the event of the occurrence of an Event of Default, Landlord
-------------
may, at its option, give to Tenant a notice of election to end the term of this Lease, upon receipt of such notice the term of this Lease and all right, title and interest of Tenant hereunder and in and to the Demised Premises shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term of this Lease, and Tenant will then quit and surrender the Demised Premises to Landlord.

SECTION 10.03 At any time during the continuance of an Event of Default, whether
-------------
or not the term of this Lease shall have been terminated pursuant to Section
10.02 hereof or otherwise, Landlord may, without notice, enter upon and reenter the Demised Premises and possess and re possess itself thereof, by force, summary proceedings, ejectment or otherwise and may dispossess and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rents, income and profits therefrom. No such entry, re-entry, possession or re-possession by Landlord shall constitute an election on the part of Landlord to terminate the term of this Lease unless Landlord shall have given notice to such effect pursuant to Section 10.02 hereof. The terms "enter", "re enter", "entry", and "re-entry", as used in this Lease are not restricted to their technical legal meanings.

SECTION 10.04 The expiration or termination of the term of this Lease pursuant
-------------
to Section 10.02 hereof or any entry, re-entry, possession or re-possession of the Demised Premises by Landlord pursuant to Section 10.03 hereof shall not relieve Tenant of its liability and obligation to pay the rent, additional rent and any other charges theretofore accrued or for damages for breach thereafter accruing and such liability and obligation shall survive any such expiration or termination or any such entry, re-entry, possession or re-possession. Landlord may relet the Demised Premises, in whole or in part, either in its own name or as agent of Tenant, for a term or terms which, at Landlord's option, may be for the remainder of the then current term of this Lease, or for any longer or shorter period, and may grant reasonable concessions or free rent. Tenant shall not be entitled to any credit if the rent received on re-letting exceeds the rent required to be paid pursuant to this Lease. Landlord shall use reasonable efforts to mitigate damages for the breach of the covenants contained in this Lease. Tenant shall be obligated for all expenses which Landlord may then or thereafter incur for reasonable attorney fees, brokerage commissions, all other costs paid or incurred by Landlord for enforcing the terms and provisions of this Lease, reletting the Demised Premises, restoring the Demised Premises to good order and condition, altering, decorating repainting or otherwise repairing the same for reletting, for maintaining the Demised Premises, and for reletting the same. Tenant shall also pay as damages the difference between the rent and additional rent reserved hereunder, and the rent collected and received, if any, by Landlord, during the remainder of the unexpired term. Landlord may collect the deficiency between the rent and additional rent reserved and the rent collected in monthly payments as the same shall become due and payable (hereafter referred to as "Unaccelerated Damages"). At any time, Landlord may elect to accelerate payment of the deficiency between rent and additional rent reserved and rent collectable for the remainder of the term, which payment shall be reduced to present value at the rate of five (5%) percent per year (hereafter referred to as "Accelerated Damages"). If Landlord elects to receive Accelerated Damages and the Demised Premises has not been relet, then from date of Landlord's election to receive Accelerated Damages Tenant shall be entitled to a credit for the fair market rental of the Demised Premises at time of Tenant's default, which credit shall not exceed the rent reserved hereunder. If Landlord has elected to receive Accelerated Damages and the Demised Premises has been relet, and rent collectable from the new tenant for the balance of the term shall be presumed to be the rent payable pursuant to such reletting.

                                   ARTICLE XI

           EXPIRATION OF TERM; HAZARDOUS MATERIALS; ENVIRONMENTAL LAWS
           -----------------------------------------------------------

SECTION 11.01 Upon the expiration date of this Lease set forth in Section 1.01
-------------
hereof, the expiration or termination of the term of this Lease pursuant to
Section 10.02 hereof or any entry, re-entry, possession or re-possession of the Demised Premises by Landlord pursuant to Section 10.03 hereof (hereinafter collectively referred to as the "Expiration Date"), Tenant shall promptly quit and surrender the Demised Premises and deliver actual possession thereof to Landlord in good order, condition and repair and vacate and free of all tenancies and occupancies.

SECTION 11.02 Tenant and any subtenant shall have the right to remove from the
-------------
Demised Premises all of the movable trade fixtures, equipment and articles of personal property used or procured for use in connection with the operation of its business on or before the Expiration

Date, provided that Tenant or such subtenant shall promptly repair, or cause to be repaired, any damage resulting to the buildings, structures or other improvements on the Demised Premises by reason of such removal. Any trade fixtures, equipment or articles of personal property of Tenant or such subtenant which shall remain at or on the Demised Premises after the Expiration Date shall be deemed to have been abandoned by Tenant or such subtenant and may either be retained by Landlord as its property or disposed of in such manner as Landlord may see fit without accountability to Tenant or such subtenant for the value of such trade fixtures, equipment or articles of personal property or any proceeds derived from the sale thereof.

SECTION 11.03 The following provisions shall govern with respect to Hazardous
-------------
Materials (capitalized terms in this section are defined at the end) notwithstanding any provision in this

Lease to the contrary:

(a) Tenant will not store, treat, dispose of, release or discharge on, under or about the Demised Premises any Hazardous Materials or allow any other person or entity to do so. In addition, Tenant shall not use, generate, manufacture or produce on, under or about the Demised Premises or transport to or from the Demised Premises any Hazardous Materials or allow any other person to do so. Tenant shall remove Hazardous Materials found in, on or about the Demised Premises which were placed or Released thereon by Tenant, its agents, servants, employees, licensees or invitees, at its sole cost and in accordance with all Environmental Laws.

(b) Tenant warrants and represents that it is not an Industrial Establishment as defined in ISRA and covenants not to become an Industrial Establishment. Tenant hereby agrees to execute such documents as Landlord reasonably deems necessary and to make such applications as Landlord reasonably requires to assure compliance with ISRA by Tenants. If ISRA compliance is triggered by Tenant, or Tenant has become an Industrial Establishment as defined in ISRA, Tenant shall bear all costs and expenses incurred by Landlord associated with any required ISRA compliance resulting from Tenant's use of the Demised Premises, including but not limited to state agency fees, engineering fees, clean up costs to the extent Hazardous Materials have been Released by Tenant, its agents, servants, employees, licensees or invitees, filing fees and suretyship expenses. If ISRA compliance is triggered but not by Tenant and Tenant has not become and Industrial Establishment, Tenant shall bear cleanup costs only to the extent Hazardous Materials have been Released by Tenant. As used in this Lease, ISRA compliance shall include applications for determinations of non-applicability by the appropriate governmental authority. The foregoing undertaking shall survive the termination or sooner expiration of the Lease and surrender of the Demised Premises and shall also survive sale, or lease or assignment of the Demised Premises by Landlord.

(c) At no expense to Landlord, from time to time upon request of Landlord, Tenant shall provide proof that ISRA is not applicable with regard to the Demised Premises. Such proof may include, but shall not be limited to, executing of an Affidavit of Non-Applicability and procuring a Letter of Non-Applicability from DEP.

(d) If Tenant fails or refuses for ten (10) days after notice from Landlord to comply with the requirements of this Section 11.03, Landlord shall have the right, in addition to any other rights or remedies it may have pursuant to this Lease or at law, to comply for and on behalf of Tenant at the cost and expense of Tenant and, for that purpose, to enter into the Demised Premises for the purpose of making tests, obtaining samples and surveys and performing any other acts as may be necessary or desirable in the discretion of Landlord, for the forgoing purposes. Tenant hereby designates Landlord as its Attorney-in-Fact for purposes of signing and filing such applications and other documents as may be necessary or desirable for the foregoing purposes, which Power-of-Attorney shall be deemed to be coupled with an interest. All costs and expenses of Landlord in connection with Landlord's performance of Tenant's obligation shall be reimbursed by Tenant to Landlord promptly upon receipt of a bill therefore and shall be Additional Rent.

(e) For purposes of this Section 11.03, the following terms shall have the following meaning:

      "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the indoor or outdoor environment, including the movement of any Hazardous Materials or other substance through or in the air, soil, surface water, groundwater, or property; the term "Released" has a corresponding meaning.

      "Environmental Law(s)" means any and all Federal, State, Local or Municipal Laws, rules, orders, regulations, statutes, ordinances, codes, guidelines, policies or requirements of any governmental authority regulating or imposing standards of liability or standards of conduct (including common law) concerning air, water, solid waste, hazardous waste, Hazardous Materials, worker and community right-to-know, hazard communication, noise, radioactive material, resource protection, health protection and similar environmental, health and safety concerns as may now or at any time hereafter be in effect. Such laws include, but are not limited to RCRA, the Emergency Planning and Community Right to Know Act, 42 U.S.C. 11001, et seq. the Occupational Safety and Health Act, 29 U.S.C. 651 et seq. CERCLA, the Clean Air Act, 42 U.S.C. 7401, et seq. the
           -- ---                                             -- ---
Hazardous Materials Transportation Act, 49 U.S.C. 1801, et seq. the Toxic
                                                        -- ---
Substance Control Act, 15 U.S.C. 2601, et seq. the Federal Insecticide Fungicide
                                       -- ---
and Rodenticide Act, 7 U.S.C. 136, et seq. the Clean Water Act, 33 U.S.C. 1251
                                   -- ---
et seq., the Safe Drinking Water Act, 42 U.S.C. 300f, et seq., the New Jersey
-- ---                                                -- ---
Industrial Site Recovery Act, N.J.S.A. 13:IK-6, et seq. ("ISRA"), and any
                                                -- ---
analogous state, provincial or local statutes (including any superlien and property transfer statutes), and the regulations promulgated thereunder, all as amended and effective on the date hereof and including subsequent amendments thereto.

      "Hazardous Materials" means any petroleum, petroleum products, fuel oil, derivatives of or additives to petroleum products or fuel oil, explosives reactive materials, ignitable materials, corrosive materials, hazardous chemical, hazardous wastes, hazardous substances, hazardous air pollutants, air pollutants, extremely hazardous substances, toxic substances, toxic chemicals, radioactive materials, medical waste, biomedical waste, asbestos, any mixture of sewage or other waste material that passes through a sewer system to a treatment premises, any industrial waste water discharges subject to regulation and any infectious materials, as such foregoing terms may be defined in the Environmental Laws, and any other element, compound, mixture, solution or substance which may pose a present or potential hazard to human health or the environment.

                                   ARTICLE XII

                              ESTOPPEL CERTIFICATES
                              ---------------------

SECTION 12.01 At any time and from time to time Tenant, on not less than ten
-------------
(10) days' prior written notice by Landlord, and Landlord on not less than ten
(10) days prior written notice from Tenant, shall without charge, deliver to the party making such request a written statement certifying to such party or to any person specified by such party (a) that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that this Lease is in full force and effect as modified and specifying the nature of each such modification), (b) the dates through which the rent, additional rent and other charges payable under this Lease have been paid, (c) whether, to the best knowledge of the party so certifying, the other party to this Lease is in default in the performance or observance of any covenant, agreement, condition, term or provision contained in this Lease, and, if so, specifying the nature of each such default of which the party certifying may have knowledge and (d) any other information with respect to this Lease and the Demised Premises that the party making such request shall reasonably request, it being intended that any such statement may be relied upon by those with whom the party requesting such statement may be dealing.

                                  ARTICLE XIII

                           NO WAIVER; ENTIRE AGREEMENT
                           ---------------------------

SECTION 13.01 The failure of Landlord to seek redress for violation of, or to
-------------
insist upon the strict performance of any covenant, agreement, term, provision or condition of this Lease, shall not constitute a waiver thereof and Landlord shall have all remedies provided herein and by applicable law with respect to any subsequent act, which would have originally constituted a violation. The receipt by Landlord of rent with knowledge of the breach of any covenant, agreement, term, provision or condition of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived, unless such waiver be in writing signed by the party against whom enforcement is sought. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of such rent or additional rent or other charge owing by Tenant, as Landlord shall elect, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed binding on Landlord or an accord and satisfaction, and Landlord may accept such check of payment without prejudice to Landlord's right to recover the balance of the rent, additional rent or other charges owing by Tenant, and to pursue each and every remedy in this Lease or by law provided. Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

SECTION 13.02 This Lease with the Schedules annexed hereto contains the entire
-------------
agreement between Landlord and Tenant, and any agreement hereafter made between Landlord and Tenant, be in effective to change, modify, waive, release, discharge, terminate or effect a surrender or abandonment of this Lease, in whole in part, unless such agreement is in writing and signed by the party against whom enforcement is sought.

                                   ARTICLE XIV

                                     NOTICES
                                     -------

SECTION 14.01 All notices and demands of any kind which either party may be
-------------
required or may desire to give to the other in connection with this Lease must be given either by registered or certified mail, return receipt requested, which shall be deposited in the United States mail with postage thereon fully prepaid, and addressed to the party so to be served at the address hereinabove set forth. Such notice shall be deemed received upon first attempted delivery. Any party may change the address to which notices to such party are to be directed by notice given in the manner provided hereinabove. Landlord shall also be permitted to serve notice personally to Tenant at the Demised Premises.

                                   ARTICLE XV

                       INSPECTION OF PREMISES BY LANDLORD
                       ----------------------------------

SECTION 15.01 Landlord, its agents or designee shall have the right to enter the
-------------
Demised Premises during reasonable business hours for the purpose of inspecting them, and making any repairs to the Demised Premises and performing any work therein that may be necessary by reason of Tenant's default under any of the terms, covenants and conditions of this Lease continuing beyond the applicable periods of grace, and exhibiting the leased premised for the purpose of sale or mortgage, or during the last Lease Year of the term hereof for the purpose of reletting. Landlord may enter at any time in event of emergency. Landlord may install a "For Rent" sign on the premises during the last 90 days of the Lease.

                                   ARTICLE XVI

                                  MISCELLANEOUS
                                  -------------

SECTION 16.01 If any term, covenant or condition of this Lease or the
-------------
application thereof to any person or circumstances, to any extent, shall be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid and unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease not held to be invalid or unenforceable shall be valid and enforceable.

SECTION 16.02 The term "Landlord," as used in this Lease, so far as Landlord's
-------------
covenants and agreements under this Lease are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee title to the Demised Premises. In the event of any conveyance of such fee title, Landlord herein named and each subsequent grantor shall be automatically relieved, from and after the date of such conveyance, of all liability as respects the performance of any of Landlord's covenants and agreements thereafter to be performed, and such grantee shall be bound by all of such covenants and agreements thereafter to be performed only during the time of its ownership.

SECTION 16.03 Anything contained in this Lease to the contrary notwithstanding,
-------------
Tenant agrees to look solely to the Demised Premises and Landlord's interest therein for the collection and satisfaction of any judgment which Tenant may hereafter obtain against Landlord by reason of the failure by Landlord to observe or perform any of its covenants or obligations under this Lease, including, but not limited to, the breach of the covenant of quiet enjoyment, whether express or implied, and Tenant further agrees not to collect or execute or execute or attempt to collect or execute any such judgment out of or against any other assets or properties of Landlord.

SECTION 16.04 This Lease shall inure to the benefit of and be binding upon
-------------
Landlord and Tenant and their respective distributees, personal representatives, executors, successors and assigns except as otherwise provided herein.

SECTION 16.05 The Landlord reserves the right to enter the Demised Premises in
-------------
connection with the construction and erection of any additions or improvements to the building of which the Demised Premises are a part, provided that in the use of such right the Landlord shall not unreasonably interfere with the use of the parking areas and driveways or with Tenant's business.

SECTION 16.06 Tenant warrants that carpet throughout the Demised Premises will
-------------
be professionally cleaned at least once a year during the entire term of the Lease.

SECTION 16.07 Tenant agrees it will not cause or permit noises or sounds
-------------
(including, without limitation, music) originating in or emanating from the Demised Premises to be heard or audible from the Demised Premises or in any other part of the building of which the Demised Premises is a part. if such noise or sounds are heard or audible outside of the Demised Premises or in such other parts of the building, the Landlord may, but shall not be obligated to, perform such construction and other work as the Landlord deems necessary so as to wholly or partially prevent such noise or sound from being heard or audible outside of the Demised Premises or in any part of such building, and in that event, the Tenant hereby (i) grants permission to the Landlord to enter into and upon the Demised Premises for the purpose of performing such construction and other work and grants the Landlord permission to perform such construction and other work and grants the Landlord permission to perform same, (ii) agrees to pay the Landlord on demand and as additional rent, all costs and expenses incurred by the Landlord in the performance of such construction work. The rights and remedies afforded the Landlord pursuant to the within paragraph shall be in addition to such other rights and remedies as may be available to the Landlord under the terms of this Lease at law, or in equity.

SECTION 16.08 It is understood that Tenant shall have a periodic inspection for
-------------
vermin, roaches and other pests by a reputable exterminating company and shall maintain the Tenant's portion of the building of which the premises is a part of, free from any form of pests.

                                  ARTICLE XVII

                       ASSIGNMENT, SUBLETTING, MORTGAGING
                       ----------------------------------

SECTION 17.01 Neither this Lease nor the term and estate hereby granted, nor any
-------------
part hereof or thereof, may be sublet or assigned, without Landlord's written consent.

SECTION 17.02 No assignment or sublease consented to by Landlord shall be valid
-------------
and enforceable unless the assignee or subTenant shall have assumed all of the liabilities hereunder of the assignor or subLandlord, and the assignor shall have expressly agreed to continue to remain jointly and severally liable as Tenant hereunder. The assumption and agreement shall be set forth in a written instrument complying with the provisions not in compliance with these terms shall be voidable by Landlord.

SECTION 17.03 Each permitted assignee or subTenant shall assume and be deemed to
-------------
have assumed this Lease and shall be and remain liable jointly and severally with Tenant, for the payment of the rent, additional rent and adjustments of rent, and the due performance of and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with for the term of this Lease. No assignment or sublease shall be binding on Landlord unless such assignee or subTenant shall deliver to Landlord a duplicate original of the instrument of assignment or sublease which contains a covenant of assumption by the assignee or subTenant of all of the obligations aforesaid.

                                  ARTICLE XVIII

                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

SECTION 18.01 Tenant agrees:
-------------

(a) that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any mortgage, to leases of Landlord's property (in a sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Demised Premises or to any security instruments (collectively called "Mortgage") that now or hereafter may exist, and to all advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof; and

(b) that if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option request, Tenant will attorn to, and recognize such Mortgage or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease, and

(c) that the aforesaid provisions shall be self operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease without Tenant's consent.

                                   ARTICLE XIX

                                 QUIET ENJOYMENT
                                 ---------------

SECTION 19.01 Landlord covenants and agrees that Tenant, upon paying the rent
-------------
and other charges provided for herein and obligations in keeping the covenants, agreements and conditions of this Lease on its part to be kept shall lawfully and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease without hindrance or molestation of anyone claiming through or under Landlord.

                                   ARTICLE XX

                               REAL ESTATE BROKER
                               ------------------

SECTION 20.01 Landlord and Tenant each represent to the other that each has
-------------
dealt with PHILIP J. BOWERS & CO. in connection with this Lease, whose commission shall be paid by Landlord pursuant to a separate commission agreement. Landlord and Tenant agree that if any claims should be made for commissions by any other broker by reason of any acts of the other party, or their representatives, each will indemnify and save harmless the other from any and all claims, demands, losses, liabilities, judgments, costs, expenses, attorney fees or other damages incurred in connection therewith.

                                   ARTICLE XXI

                                SECURITY DEPOSIT
                                ----------------

SECTION 21.01 Upon the signing of this Lease, Tenant shall deposit with Landlord
-------------
a sum of money equal to one (1) months rent ($1,667.00) to be held by Landlord as security for the payment of any rent and any other sums of money payable by Tenant under this Lease, and for the faithful performance of all covenants of Tenant hereunder. The amount of such security deposit shall be refunded to Tenant after termination of the term of this Lease, provided Tenant shall have made all such payments and performed all such covenants. Landlord shall be entitled to any interest earned on the security deposit. Upon any default by Tenant hereunder, all or part of such security deposit may, at Landlord's option, be applied on account of such default, and thereafter Tenant shall restore the resulting deficiency in such security deposit to any purchaser of Landlord's interest in the Demised Premises, in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit, and Tenant agrees to look solely to such purchaser for return of such security deposit.

                                  ARTICLE XXII

                                HOLDOVER TENANCY
                                ----------------

SECTION 22.01 If Tenant holds over in the Demised Premises beyond the
-------------
termination date of this Lease or prior expiration of the term hereof, Tenant shall become a tenant from month to month at two times the rent then payable hereunder and otherwise upon all the other terms and conditions of this Lease, and shall continue to be such month to month tenant until such tenancy shall be terminated by Landlord or such possession shall cease. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Demised Premises beyond the termination date or prior expiration of the term hereof, and Landlord upon the termination date or prior expiration of the term hereof shall be entitled to the benefit of all legal remedies that now may be enforced or may hereafter be enacted for repossession of the Demised Premises.

                                  ARTICLE XXIII

                            MANNER OF USE OF PREMISES
                            -------------------------

SECTION 23.01 The Tenant agrees that during the term of this Lease it will
-------------
devote the entire premises to the business of the Tenant and that it will diligently and assiduously conduct its business at all times in a high-class and reputable manner, utilizing a stock of merchandise of such size, character, quality and quantity as may be reasonably required for the operation and conduct of the business of the Tenant herein referred to. Tenant agrees that it will not place or maintain any merchandise or other articles in the vestibule or entry of the premises or on the sidewalks adjacent thereto or elsewhere on the exterior thereof.

                                  ARTICLE XXIV

                            SNOW AND ICE ON SIDEWALKS
                            -------------------------

SECTION 24.01 Tenant to be responsible for snow and ice removal from sidewalk.
-------------

                                   ARTICLE XXV

                              MAINTENANCE AND TRASH
                              ---------------------

SECTION 25.01 It shall be the Tenant's responsibility to keep the sidewalk in
-------------
the front of the premises clean from any and all debris, as is required so that the premises and the environs of the premises will always be in a clean condition. The Landlord will provide dumpsters for trash collection, which cost will be included under Article Ill Operating, Costs, Impositions, and Additional Rents. Tenant shall comply with mandatory Recycling Ordinance of the Borough of Red Bank.

                                  ARTICLE XXVI

                                 SIDEWALK SALES
                                 --------------

SECTION 26.01 Merchandise may be displayed outside the store only on organized
-------------
Borough- wide promotions in which the majority of other merchants participate.

                                  ARTICLE XXVII

                                 SEASONAL MUSIC
                                 --------------

SECTION 27.01 In regard to Section 16.07, Tenant may play seasonal music as long
-------------
as there are no complaints from the other stores and offices owned by Landlord.

                                  ARTICLE XXIII

                                 RENEWAL OPTION
                                 --------------

SECTION 23.01 Tenant to be given two (2), three (3) year renewal options as
-------------
follows:

OPTION ONE
----------

YEAR ONE THROUGH YEAR THREE - TWENTY-FIVE THOUSAND DOLLARS AND ZERO CENTS PER
---------------------------
ANNUM ($25,000.00/ANNUM) OR TWO THOUSAND EIGHTY-THREE DOLLARS AND ZERO CENTS PER MONTH ($2,083.00/MONTH).

OPTION TWO
----------

YEAR ONE THROUGH YEAR THREE - TWENTY-SEVEN THOUSAND DOLLARS AND ZERO CENTS PER
---------------------------
ANNUM ($27,000.00/ANNUM) OR TWO THOUSAND TWO HUNDRED FIFTY DOLLARS AND ZERO CENTS PER MONTH ($2,250.00/MONTH).

as long as Tenant is not in default. Exercise of these options to renew the term of the Lease shall be by written notice from Tenant to Landlord sent no later than six (6) months prior to the end of the immediate preceding term of the Lease. The options to renew shall be deemed waived if such notices are not sent.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed and sealed this Lease or have caused these presents to be executed and their proper corporate seals have been affixed as of the date and year first above written.

AGREED AND ACCEPTED BY:

CITY CENTRE PLAZA, LLC, LANDLORD



/s/ John Bowers, Jr.                                 4/18/02
------------------------------------------------------------
John Bowers, Jr., Managing Partner                    Date



TWO RIVER COMMUNITY BANK, TENANT

/s/ Barry B. Davall,                                 4/18/02
------------------------------------------------------------
Name:    Barry B. Davall
Title:   President & CEO
Date:    April 18, 2002

                              RULES AND REGULATIONS

Tenant covenants and agrees:

1. To keep the inside and outside of all glass in the doors and windows of the Demised Premises clean.

2. To keep all exterior store front surfaces clean.

3. Tenant agrees to replace promptly at its own expense, with glass of like kind and quality, any plate glass or window glass of the Demised Premises which may become cracked or broken unless by fire.

4. To keep clean and free from snow, ice, dirt and rubbish the front and rear outside areas immediately adjoining the Demised Premises, including but not limited to sidewalks and Tenant's dumpster area.

5. It will not, without the consent in writing of Landlord, place or maintain any merchandise or other articles in any vestibule or entry of the premises, on the footwalks adjacent thereto or elsewhere on the exterior thereof.

6. If the Premises Demised to any Tenant becomes infested with vermin or insects, Tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators thereof as shall be approved by Landlord.

7. It will not permit undue accumulations of garbage, trash, rubbish and other refuse, but will remove the same at its expense and will keep such refuse in rat-proof container, within the interior of the premises until removed. All such garbage, trash or rubbish removal shall be removed by such persons or companies as mutually determined by Landlord and Tenant between the hours of 10:00 p.m. and 9:00 a.m. If the Landlord provides such service directly to the Shopping Center, Tenant agrees to pay such charges fixed by the Landlord as part of Tenant's operating expenses.

8. It will not use or permit the use of any objectionable advertising medium, such as loudspeakers, phonographs, public address systems, sound amplifiers, radio or broadcasts within the Shopping Center, and in any manner audible or visible outside the Demised Premises.

9. To keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the premises.

10. It will not cause or permit objectionable odors to emanate or be dispelled from the premises.

11. It will not solicit business in the parking or other common areas, nor distribute any handbills or other advertising matter to, in or upon any automobiles parked in the parking area or in any other common areas.

12. To comply with all laws and ordinances and all valid rules and regulations of governmental authorities and all recommendations of the Fire Underwriters Rating Bureau, now or hereafter enacted, promulgated or adopted, with respect to the use or occupancy of the premises by Tenant, provided, however, that Tenant shall not be required to install a sprinkler system.

13. It will not receive or ship articles of any kind except through the service facilities provided for that purpose by Landlord, will not permit the parking or occupancy of space by delivery of vehicles under Tenant's control to interfere with the use of access-way, any driveway, walk, parking area, mall or other common area in the Shopping Center, directly in front of Tenant's premises or any portion of the common area, unless such delivery is made between the hours of 10:00 p.m. and 8:00 a.m. and that no delivery vehicle under Tenant's control shall be permitted to park for longer than one-half hour under any conditions.

14. It and its employees shall park their cars in those portions of the parking area designated for that purpose by Landlord. Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars and cars of its employees within ten (10) days after notice from Landlord, and shall thereafter notify Landlord of any changes. At Landlord's option, Landlord can require that Tenant and Tenant's employees not park in the parking lot. Landlord will exercise its rights in accordance with the foregoing sentence in order to assure adequate and convenient parking is available to customers of all tenants in the Shopping Center. If Landlord elects to restrict employees as above provided, Tenant shall enforce Landlord's requirements with respect to Tenant's employees. In the even that the Tenant or its employees fail to park their

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cars in designated parking areas as aforesaid, then Landlord shall have the right to charge Tenant ten dollars ($10.00) per day per car parked in any other areas other than those designated, after receipt of notice from Landlord of such parking and Tenant's failure to cure within said ten (10) days.

15. To give prompt written notice of any accident, fire or damage occurring on or to the Demised Premises.

16. Tenant has the right to install antennas on the roof of the premises, subject to all governmental approvals and these antennas are not to interfere with any other tenants of the Landlord.

17. Tenant shall, at all times, maintain an interior temperature in the Demised Premises which shall never be below 55 degrees Fahrenheit, including but not limited to, vacations, shutdowns and times when operations cease for any reason.

18. It shall be the Tenant's responsibility to keep the sidewalk in the front of the premises clean from any and all debris, as is required so that the premises and the environs of the premises will always be in a clean condition. The Tenant will provide a dumpster if required and is responsible for having the dumpster emptied on a timely fashion and is responsible for the maintenance of said dumpster. Tenant shall comply with mandatory Recycling Ordinance of the Borough of Red Bank and State of New Jersey.

19. Merchandise may be displayed outside the store only on organized Borough-wide or City Centre promotions in which the majority of other merchants participate.

20. Tenant may play seasonal music as long as there are no complaints from the other stores and offices located at City Centre Plaza.

21. Tenant shall not obstruct sidewalk, entrances and passages, in and about the building.

22. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage which includes keeping doors locked and other means of entry to the Demised Premises closed.

23. Tenant shall not cook in the Demised Premises or otherwise create any obnoxious odors therein or in the Building or so as to violate any federal, state or municipal fire or zoning laws, regulations or ordinances, in the Building, nor shall Tenant use any space in the Demised Premises for living quarters, whether temporary or permanent. Cooking, from time to time in the normal course of store promotions, serving coffee and hot cider and use of a microwave is permitted.

24. Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweeping, rubbish, ashes, newspaper or other substances of any kind shall be thrown into them.

25. At Landlord's option, Landlord can require that employees of Tenant (a) park in designated spaces located in the parking lot and not in any other area of the parking lot or (b) not park in the parking lot. Landlord will exercise its right in accordance with the foregoing sentence in order to assure that adequate and convenient parking is available to customers of all tenants in the Shopping Center. If Landlord elects to restrict employees as above provided, Tenant shall enforce Landlord's requirements with respect to Tenant's employees.


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                                   SCHEDULE A



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                                   SCHEDULE C


                     ADDITIONAL RESTRICTIONS ON TENANT'S USE

      Tenant is prohibited from providing the following services or selling/leasing the following merchandise:

      1. Operate a health and/or beauty aid store or pharmacy or authorize or permit the sale of health and/or beauty aids and prescription drugs; provided, however, as to health and beauty aid only, this exclusive shall not restrict the minor, incidental sale of same by other tenant sin the Shopping Center.

      2. Sale of donuts, pastry or coffee, or operation of donut store or store whose primary business is sale of coffee.

      3. Operation of a bagel store.

      4. Operation of a sandwich shop.

      5. Operation of a beauty shop.

      6. Operation of a Chinese restaurant.

      7. Operation of a Chicken and Ribs restaurant

      8. Operation of a print shop.



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                                   SCHEDULE D

                                 LANDLORD'S WORK

Tenant agrees to take the premises in an "as is" condition



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